Filed under Rules 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Systematic Value Fund

(the “Fund”)

Supplement dated June 3, 2022

to the Fund’s Summary Prospectus and Prospectus, each dated

October 1, 2021, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” and in the section of the Prospectus entitled “Fund Summary: Systematic Value Fund – Principal Investment Strategies of the Fund,” the last sentence in the second paragraph is deleted and replaced with the following:

In exceptional circumstances, the subadviser may exclude, remove or include an issuer or security in the Fund where it believes the data available does not accurately reflect current events, or to adjust the risk profile of the Fund appropriately.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the

Summary Prospectus or Prospectus, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.